SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 7, 1999


                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                    0-23337                          65-0470894
           (Commission File Number)               (I.R.S. Employer
                                                 Identification No.)


               6340 N.W. 5TH WAY
           FORT LAUDERDALE, FLORIDA                      33309
 (Address of principal executive offices)              (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)

                              SPORTSLINE USA, INC.
          (Former name or former address, if changed since last report)

     This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by SportsLine.com, Inc., a Delaware corporation (the "Company"), on December 22, 1999 in connection with the acquisition of Daedalus World Wide Corporation, a New York corporation ("DWWC"), by the statutory merger of DWWC with and into a wholly owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The audited financial statements of DWWC as of, and for the year ended, December 31, 1998 and the unaudited financial statements of DWWC as of, and for the nine months ended, September 30, 1999 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.


         (b)      Pro Forma Financial Information.

                  The unaudited pro forma combined balance sheet of the Company as of September 30, 1999 and the unaudited pro forma combined statements of operations for the Company for the year ended
         December 31, 1998 and the nine months ended September 30, 1999 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.


         (c)      Exhibits.

                  2.1 * Agreement and Plan of Merger by and among the Company, Commissioner.com, Inc., DWWC, James Price, Michael Gersh, Matthew Fortnow and Peter Pezaris, dated December 6, 1999.(1)

                  23.1 Consent of Arthur Andersen LLP with respect to the financial statements of DWWC.

                  99.1 *   Press Release dated December 22, 1999.(1)

                  99.2 Financial Statements of DWWC listed in Item 7(a) above.

                  99.3 Pro Forma Combined Financial Statements of the Company listed in Item 7(b) above.

         * The Company hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

         (1) Previously filed by the Company in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 22, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPORTSLINE.COM, INC.



Date:  February 22, 2000                     By: /s/ Kenneth W. Sanders
                                                 ------------------------
                                                 Kenneth W. Sanders
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.      Exhibit Title
-----------      -------------
23.1             Consent of Arthur Andersen LLP dated as of February 18, 2000.

99.2             Financial Statements of Daedalus World Wide Corporation.

99.3             Pro Forma Combined Financial Statements of SportsLine.com, Inc.